================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              Pamrapo Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)

                        _________________________________
        (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
     (1)   Title of each class of securities to which the transaction applies:
     (2)   Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)   Proposed maximum aggregate value of the transaction:
           Total proposed maximum aggregate value of the transaction:
     (5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form Schedule or Registration No.:
     (3)   Filing Party:
     (4)   Date Filed:

================================================================================

                              PAMRAPO BANCORP, INC.
                                  611 Avenue C
                            Bayonne, New Jersey 07002
                                 (201) 339-4600

                                                                 March ___, 2003

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Pamrapo Bancorp, Inc. (the "Company"), the holding company for Pamrapo Savings Bank, S.L.A. (the "Bank") which will be held on April 30, 2003, at 11:00 a.m., at Hi Hat Caterers, 180 West 54th Street, Bayonne, New Jersey.

         The attached Notice of Annual Meeting of Stockholders and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Pamrapo Bancorp, Inc. as well as representatives of Radics & Co., LLC, the Company's independent auditors, will be present at the Annual Meeting to make a statement if they desire to do so and to respond to any questions that our stockholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each of the nominees as directors specified under Proposal I and "FOR" Proposal II, the amendment to the certificate of incorporation to increase the number of authorized shares of common stock and "FOR" Proposal III, the ratification of Radics & Co., LLC as the Company's auditors.

         Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

         On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support. We appreciate your interest.

                                        Sincerely,


                                        William J. Campbell
                                        President and Chief
                                        Executive Officer

                              PAMRAPO BANCORP, INC.
                                  611 Avenue C
                            Bayonne, New Jersey 07002
                                 (201) 339-4600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 30, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Pamrapo Bancorp, Inc. (the "Company") will be held at 11:00 a.m., at Hi Hat Caterers, 180 West 54th Street, Bayonne, New Jersey.

     A proxy statement and proxy card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

           I. The election of three directors for terms of three years each or until their successors are elected and qualified;

          II. The amendment of the Certificate of Incorporation to increase the authorized shares of common stock from 7,000,000 to 25,000,000; and

         III. The ratification of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 2003

     In addition, such other matters as may properly come before the Annual Meeting or any adjournments thereof will be considered and voted upon at the Annual Meeting.

     The Board of Directors has established March 10, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the forgoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Pamrapo Bancorp, Inc., 611 Avenue C, Bayonne, New Jersey 07002, for a period of twenty days prior to the Annual Meeting and also will be available for inspection at the Annual Meeting itself.

                                      By Order of the Board of Directors



                                      Margaret Russo
                                      Secretary

Bayonne, New Jersey
March ___, 2003

                              PAMRAPO BANCORP, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 30, 2003

Solicitation and Voting of Proxies

     This proxy statement is being furnished to stockholders of Pamrapo Bancorp, Inc. ("Pamrapo Bancorp" or the "Company") in connection with the solicitation by the Company's board of directors (the "Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m., at Hi Hat Caterers, 180 West 54th Street, Bayonne, New Jersey, and at any adjournments thereof. The 2002 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2002, accompanies this proxy statement, which is first being mailed to stockholders on or about March 31, 2003.

     Regardless of the number of shares of common stock of Pamrapo Bancorp ("Common Stock") owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of Pamrapo Bancorp will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" each of the nominees as directors specified under Proposal I and "FOR" Proposal II, the amendment to the Certificate of Incorporation and "FOR" Proposal III, the ratification of auditors.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy card, however, confers on the designated proxyholders discretionary authority to vote the shares of Common Stock in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a notice of revocation with the Secretary and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by Pamrapo Bancorp. In addition to the solicitation of proxies by mail, Regan & Associates, Inc. ("Regan"), a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $7,000, including reasonable out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company and Pamrapo Savings Bank, S.L.A. (the "Bank"), without additional compensation therefor. Pamrapo Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting except as described below. The close of business on March 10, 2003 has been established by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,145,986 shares.

     In accordance with the provisions of the Company's certificate of incorporation as of the Record Date, record holders of Common Stock who beneficially own in excess of ten percent (10%) of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's certificate of incorporation, as of the Record Date, authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under applicable law and the Company's certificate of incorporation and bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the amendment to the certificate of incorporation, the ratification of independent auditors and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's certificate of incorporation and bylaws, unless otherwise required by law, such matters shall be determined by a majority of votes cast without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the proxy solicitors or the Company's transfer agent, and will be tabulated by inspectors of election designated by the Company, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's shares of Common Stock outstanding on the Record Date. Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person or group that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                             Amount and
                                                                             Nature of
                                                                             Beneficial
  Title of Class             Name and Address of Beneficial Owner             Ownership         Percent of Class
Common Stock             William J. Campbell                                   588,297               11.43%
                         c/o Pamrapo Bancorp, Inc.
                         611 Avenue C
                         Bayonne, New Jersey 07002
Common Stock             Pamrapo Savings Bank, S.L.A.                          494,646(1)             9.61%
                         Employee Stock Ownership Plan and Trust
                         c/o Pamrapo Savings Bank, S.L.A.
                         611 Avenue C
                         Bayonne, New Jersey 07002
Common Stock             Dimensional Fund Advisors, Inc.                       284,500(2)             5.54%
                         1299 Ocean Avenue, 11th Floor
                         Santa Monica, California 90401

(1) The Employee Stock Ownership Plan ("ESOP") Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. At December 31, 2002, 494,646 shares of Common Stock had been allocated to participating employee accounts. As of this same date, no unallocated shares remain in the ESOP.
(2) Based on information contained in a Schedule 13G/A filed with the SEC on February 10, 2003. In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities that are owned by certain investment companies, trusts and accounts.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                        PROPOSAL I. ELECTION OF DIRECTORS

     The number of directors of Pamrapo Bancorp is currently set at seven (7). Each of the seven members of the Board of Directors of Pamrapo Bancorp also serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

     William J. Campbell, John A. Morecraft and Patrick D. Conaghan have been nominated to stand for election at the Annual Meeting. All of the nominees named are presently directors of the Company and the Bank. No person being nominated by the Nominating Committee of the Board of Directors as a director is being proposed for election pursuant to any agreement or understanding between any person and Pamrapo Bancorp. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card if executed and returned will be voted FOR the election of the nominees.

     In the event that any nominee is unable or declines to serve for any reason, it is intended that proxies will be voted for the election of the other nominee named and for such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                    OF THE NOMINEES NAMED IN THIS PROPOSAL I.

Information With Respect to Nominees, Continuing Directors and Executive
Officers

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors, "Named Executive Officers" as defined below, and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Bank and the year in which their term (or in the case of the nominees, their proposed term) as director of the Company expires. This table also sets forth the number of shares of Common Stock and the percentage thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals.

                                                                                     Shares of
                                                                                     Common
                                                                    Expiration       Stock
Name and Principal Occupation                          Director     of               Beneficially       Percent
at Present and for the Past Five Years        Age      Since (1)    Term             Owned(2)           of Class
--------------------------------------------- -------- ------------ ---------------- ------------------ -------------
Nominees:

William J. Campbell                             65        1987           2006            588,297          11.43%
    President and Chief Executive
    Officer of the Company
    Executive Vice President from
    1965 until being made
    President
    and Chief Executive Officer in
    1970
John A. Morecraft                               81        1982           2006            157,156(3)        3.05%
    Vice Chairman of the
    Board of the Bank since
    1987; President of John A.
    Morecraft, Inc., a construction
    firm, since 1949
Patrick D. Conaghan                             65        2002           2006             22,000           *
    Practicing attorney for law firm of
    Conaghan & Conaghan since 1971; Retired
    municipal court judge

Continuing Directors:

Daniel J. Massarelli                            71        1960           2005            200,140           3.89%
    Chairman of the Board of the
    Company; Chairman of the
    Board of the Bank since
    February 1987;
    Registered pharmacist and
    former owner of Massarelli
    Pharmacy, Inc.
Francis J. O'Donnell                            75        1993           2005             47,200           *
    Former owner of O'Donnell
    Agency, an independent real
    estate and insurance agency
Dr. Jaime Portela                               71        1977           2004             38,088           *
    Retired Bayonne physician
James Kennedy                                   69        1994           2004              6,528           *
    Retired executive of J.C.
    Penney and Co.

                                                                                     Shares of
                                                                                     Common
                                                                    Expiration       Stock
Name and Principal Occupation                          Director     of               Beneficially       Percent
at Present and for the Past Five Years        Age      Since (1)    Term             Owned(2)           of Class
--------------------------------------------- -------- ------------ ---------------- ------------------ -------------
Executive Officers:

Kenneth D. Walter                              39         --             --            33,138                  *
  Vice President, Treasurer and Chief
  Financial Officer of the Company and
  Bank
Robert A. Hughes                               64         --             --            82,748               1.61%
  Vice President of the Company
  and Bank
Stock ownership of all directors               --         --             --         1,175,295(4)(5)        22.84%
  and executive officers as a group
  (9 persons)

* Does not exceed 1.0% of the Company's voting securities.
(1)    Includes years of service as a director of the Bank.
(2) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting and dispositive powers as to the shares reported.
(3)    Includes 91,156 shares held by John A. Morecraft Profit Sharing Plan.
(4)    Includes the shares noted in the footnotes above.
(5)    Includes ________ shares allocated to executive officers under the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers (as defined in regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on a review of copies of reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal all of its officers, directors and greater than ten percent beneficial owners complied with applicable filing requirements.

Meetings of the Board and Committees of the Board

       The Board of Directors of the Company held 6 meetings in 2002. The Board of Directors of the Bank held 12 meetings in 2002. The Board of Directors of the Bank maintains an Executive Committee and jointly maintains an Audit Committee with the Company. No director of the Company attended fewer than seventy-five percent (75%) in the aggregate of the total number of the Board meetings held and the total number of committee meetings on which such director served during 2002.

       Audit Committee. During fiscal year 2002, the Audit Committee of the Company and the Bank consisted of James Kennedy, Daniel J. Massarelli and Francis J. O'Donnell. As of January 28, 2003, the Audit Committee now consists of James Kennedy (Chairman), Patrick D. Conaghan and Francis J. O'Donnell. The Board of Directors has determined that all of the members of the Committee are "independent directors" as currently defined in Rule 4200 of the National Marketplace Rules of The National Association of Securities Dealers, Inc. ("NASD"). The Audit Committee of the Company met 8 times during 2002. The Audit Committee of the Bank met 8 times during 2002. These committees are responsible for reporting to the Board on the general financial condition of the Company and the Bank and the results of the annual audit, and are responsible for ensuring that the Company's and the Bank's activities are conducted in accordance with applicable laws and regulations.

Report of the Audit Committee

       The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

       The Board of Directors adopted a written charter for its Audit Committee on August 22, 2000. The Board of Directors will reassess the adequacy of the Audit Committee charter following the final adoption of new corporate governance standards currently proposed by the NASD and the new rules regarding audit committee responsibility contemplated by the Sarbanes-Oxley Act of 2002.

       In accordance with its written charter, the Audit Committee (the "Committee") assists the Board of Directors in fulfilling its responsibility for overseeing the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the Bank and their systems of internal controls.

       In discharging its oversight responsibility as to the audit process, each year the Committee obtains from its independent accountants a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discusses with the accountants any relationships that may impact their objectivity and independence, and satisfies itself as to the accountants' independence.

       The Committee reviewed with the Company's internal auditors and independent accountants the overall scope and plans for their respective audits and the results of internal audit examinations. The Committee also discussed with management, the internal auditors and the independent accountants the quality and adequacy of the Company's internal controls and the overall quality of the Company's financial reporting process.

       The Committee discussed and reviewed with its independent accountants communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent accountants' examination of the consolidated financial statements. In addition, the Committee considered the compatibility of nonauditing services provided to the Company and the Bank with the accountants' independence in performing their auditing functions.

       The Committee reviewed and discussed interim financial information contained in each quarterly report and earnings announcement with management and independent accountants prior to public release as necessary. The Committee reviewed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2002, with management and the independent accountants. Management has the responsibility for the preparation of the Company's consolidated financial statements and the independent accountants have the responsibility for the audit of those statements.

       Based on the above mentioned reviews and discussions with management and the independent accountants, the Committee recommends to the Board that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee also recommends the reappointment, subject to shareholder ratification, of the independent accountants, and the Board of Directors concurs with such recommendation.

                         The Audit Committee

       James Kennedy      Daniel J. Massarelli          Francis J. O'Donnell

       Director Nominations. The full Board of Directors of the Company acts as a nominating committee (the "Nominating Committee") for the annual selection of nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees nor established procedures for this purpose. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's bylaws. See "ADDITIONAL INFORMATION--Notice of Business to Be Conducted at an Annual Meeting." The Board of Directors met once during the past fiscal year in its capacity as the Nominating Committee.

Directors' Compensation

       Directors' Fees. Directors of the Bank receive an annual retainer of $15,000. Directors of the Company receive $500 for each Board of Directors meeting of the Company attended. Directors of the Bank receive $650 for each Board meeting attended and $550 for each committee meeting attended, except for the Chairman, who receives $750 for each Board meeting attended and $650 for each committee meeting attended. The Chairman of the Audit Committee receives $1,000 for each meeting attended and the members of the Audit Committee receive $650 for each Audit Committee meeting attended. Directors who are also full time employees of the Bank receive no fees for attending meetings or other compensation in their capacity as directors. Directors who participate in the inspections made in the course of the loan application process of the Bank are compensated at $150 for every inspection made in Bayonne and $250 for every inspection made outside of the Bayonne area, plus a mileage allowance. Messrs. Morecraft and Massarelli each received $61,200 for the inspections during fiscal 2002.

       Outside Directors' Consultation and Retirement Plan. Under the Bank's Outside Directors' Consultation and Retirement Plan, a director who is not an officer or employee of the Bank, who has served as a director for at least twenty years, and who agrees to provide continuing service to the Bank, will be eligible, upon retirement, to receive one year of benefits for every two years of prior service on the Board.

Executive Compensation

       Personnel Committee. The Company is the parent company of the Bank and does not pay any cash compensation to the executive officers or directors of the Company, other than fees for Board of Director meetings paid to outside directors. Therefore, the Company does not maintain a compensation committee. The Personnel Committee of the Board of Directors of the Bank (the "Personnel Committee") is responsible for establishing the compensation levels and benefits for executive officers of the Bank, who also serve as executive officers of the Company and for reviewing recommendations of management for compensation and benefits for other officers and employees of the Bank. During fiscal year 2002, the Personnel Committee consisted of John A. Morecraft, Daniel J. Massarelli and Dr. Jaime Portela. As of January 28, 2003, the Personnel Committee now consists of James Kennedy, Patrick D. Conaghan and Dr. Jaime Portela. The Personnel Committee met 2 times during 2002.

Personnel Committee Report on Executive Compensation

       The report of the Personnel Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

       Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and the other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the personnel committee of the Bank (the "Personnel Committee"), at the direction of the Board of Directors has prepared the following report for inclusion in this proxy statement.

       Compensation Policies. The Personnel Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

       . to provide motivation for the executive officers to enhance stockholder value by linking their compensation to the value of the Company's Common Stock;
       . to retain the executive officers who have led the Company to high performance levels and allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and
       . to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company and the Bank adopted plans which reward the executives for delivering long term value to the Company and the Bank through stock ownership.

       The executive compensation package available to executive officers is composed of the following components:

       (i)   base salary;

       (ii)  annual bonus awards; and

       (iii) long term incentive compensation, including options and stock awards.

       Mr. Campbell has employment agreements which specify a minimum base salary and require periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees including the Employee Stock Ownership Plan and the 401(k) Plan.

       Base Salary. In determining salary levels, the Personnel Committee considers the entire compensation package, including the equity compensation provided under the Company's stock plans, of the executive officers. The Personnel Committee meets in the fourth quarter of each year to determine the level of any salary increase to take effect as of the last month of that fiscal year. The Personnel Committee determines the level of salary increase after reviewing the qualifications and experience of the executive officers of the Bank, the compensation paid to persons having similar duties and responsibilities in other institutions, and the size of the Bank and the complexity of its operations. The Personnel Committee consulted a survey of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions including some, but not all, of the companies included in the peer group used for the Stock Performance Graph provided in this Proxy Statement. The salary levels are intended to be consistent with competitive practices of comparable institutions and each executive's level of responsibility.

       Although the Personnel Committee's policy in regard to base salary is subjective and no specific formula is used for decision making, the Personnel Committee considered the overall performance of the Company including the earnings of the Company and the performance of the individual executive officer.

       Annual Bonus Awards. In determining bonus awards, the Personnel Committee considers the entire compensation package of the executive officers. As discussed under the discussion of base salaries, the bonus awards are intended to be consistent with competitive practices of comparable financial institutions and each executive officer's level of responsibility.

       The Personnel Committee met during the year to determine bonus compensation. Although the Personnel Committee's policy in regard to bonus is subjective and no specific formula is used for decision making, the bonus awards are aimed at reflecting the overall financial performance of the Company, and the performance of the individual executive officer. The Personnel Committee did not grant any bonus awards in 2002.

       Long Term Incentive Compensation. The Company and the Bank maintain the Incentive Option Plan and the management recognition and retention plan, respectively, under which executive officers may receive discretionary grants and awards. The Personnel Committee believes the stock ownership is a significant incentive in building a stockholder's wealth and aligning the interests of employees and stockholders. In connection with the Company's initial public offering, all the executive officers received grants and awards which had vesting periods of twenty percent (20%) per year beginning on November 10, 1990. In addition, the Personnel Committee granted additional awards to certain executive officers. All such awards have fully vested. The Personnel Committee did not make any additional awards during 2002.

       Compensation of the Chief Executive Officer. Effective December of 2002, Mr. Campbell's base salary increased by $45,000 as compared to the previous year. Mr. Campbell did not receive an annual bonus award for 2002. His compensation generally is comparable to the compensation paid by peer institutions in the Bank's market area.

                                      Personnel Committee

       John A. Morecraft           Daniel J. Massarelli      Dr. Jaime Portela

       Stock Performance Graph. The following graph shows a five year comparison of stockholder return on the Company's Common Stock based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total returns of companies on the Russell 2000 Index, the SNL NASDAQ Thrift Index and the SNL $250M to $500M Thrift Index supplied by SNL Financial L.C. The Company now qualifies for comparison with a new peer group, the SNL NASDAQ Thrift Index, because its size is now over $500M. Going forward, the Company will no longer include the $250M to $500M Thrift Index in its comparison.

                       Comparative Five-Year Total Returns
       Pamrapo Bancorp, Inc., Russell 2000 Index, SNL NASDAQ Thrift Index
                       and SNL $250M to $500M Thrift Index
                     (Performance Results Through 12/31/02)

--------------------------------------------------------------------------------
                              Pamrapo Bancorp, Inc.
--------------------------------------------------------------------------------

                                    [GRAPH]

                                                     Period Ending
                                        -------------------------------------------------------------------------
Index                                       12/31/97    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
-----------------------------------------------------------------------------------------------------------------
Pamrapo Bancorp, Inc.                         100.00       91.54       90.05       83.42      119.55      163.93
Russell 2000                                  100.00       97.45      118.17      114.60      117.45       93.39
SNL $250M-$500M Thrift Index                  100.00       86.81      102.04      113.74      161.78      211.37
SNL NASDAQ Thrift Index                       100.00       87.44       75.20       94.33      121.06      154.43

       Summary Compensation Table. The following table shows, for the years ending December 31, 2002, 2001, and 2000, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and any other executive officer of the Company who earned and/or received salary and bonus in excess of $100,000 (the "Named Executive Officers").

                                                                             Long-Term Compensation
                                                                                Awards          Payouts
                                                                                   Securities
                                                       Other Annual                Underlying      LTIP       All Other
                                 Salary                Compensation   Restricted    Options/      Payouts    Compensation
                                 (1)(2)     Bonus          (3)          Stock         SARs          (4)          (7)
      Position          Year      ($)        ($)           ($)          Awards        (#)           ($)          ($)
William J. Campbell     2002     358,000   60,900(5)                                                           5,500
  Chief Executive       2001     313,346   41,148(6)       - -           - -          - -           - -          - -
  Officer and           2000     309,000   27,071(6)       - -           - -          - -           - -          - -
  President

Robert A. Hughes        2002     141,500   33,829(5)                                                           5,500
  Vice President        2001     127,654   16,243(6)       - -           - -          - -           - -        5,250
                        2000     126,750    8,663(6)       - -           - -          - -           - -        5,250

Kenneth D. Walter       2002     92,500    23,455(5)                                                           5,084
  Vice President,
  Treasurer and
  Chief Financial
  Officer

(1) Includes amounts of salary deferred pursuant to the Pamrapo Savings Bank, S.L.A. 401(k) plan. Participants may elect to have up to 10% of their annual compensation deferred.
(2) Includes amounts paid for services rendered to the Bank's service corporation and the Company.
(3) For fiscal years 2002, 2001, and 2000 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(4) For fiscal years 2002, 2001, and 2000, the Bank had no long-term incentive plans in existence and therefore made no payouts or awards under such plans.
(5) Includes Christmas bonus and stock bonus of 400 shares at fair market value and sum of amounts reimbursed for payment of taxes on restricted stock awards.
(6)    Includes only an amount for a Christmas bonus.
(7) Includes amounts contributed by the Bank to the named executive officers accounts pursuant to the Bank's 401(K) Plan.

       Employment Agreements. William J. Campbell's employment agreements with the Bank and Company provide for three-year terms. On each anniversary date of the agreements, the agreements automatically are extended for an additional year, unless notice of non-renewal is given by the Bank and the Company so that the remaining terms shall be three years. The current aggregate annual base salary under the agreements may be increased at the discretion of the Board of Directors. In addition to the base salary, each agreement provides, among other things, for participation in stock option plans and other fringe benefits applicable to executive personnel.

       Each agreement provides for termination by the Bank and Company for "cause," as defined in the agreements, at any time. In the event the Bank and Company choose to terminate Mr. Campbell's employment for reasons other than for cause, or in the event of his resignation from the Bank and Company upon failure to re-elect him to his current offices, a material lessening of his functions, duties or responsibilities, or upon liquidation, dissolution, consolidation or merger in which the Bank or the Company are not the resulting entity, or a breach of the agreements by the Bank or the Company, he or, in the event of death, his beneficiary as the case may be, would be entitled to a severance payment equal to the greater of (i) three times his average annual salary over the previous three years, or (ii) the payments owed for the remaining term of the agreement. The Bank and Company would also continue his life, health and disability coverage for the remaining term of the agreements or, if earlier, until he is employed by another employer. If termination results from a change in control of the Bank or the Company, as defined in the agreements, Mr. Campbell would be entitled to (i) a severance payment equal to three times his average annual salary over the previous three years paid to him under the agreements, and (ii) continued benefits as described above. In the event that a change in control resulting in the termination of employment occurred based on the current annual compensation, Mr. Campbell would receive approximately $1,115,000 in addition to other non-cash benefits provided for under the agreement.

       Special Termination Agreements. Kenneth D. Walter and Robert A. Hughes each have a special termination agreement with the Company. Both agreements are for a term of three years, which term is extended for an additional year upon the first anniversary date of the date of the agreement and will be automatically extended at each anniversary date thereafter such that the remaining term is three years. Mr. Walter's agreement provides that at any time following a change in control of the Company or the Bank, if the Company or the Bank terminate Mr. Walter's employment with the Company or the Bank for any reason other than "cause" (as defined in the agreement), or if Mr. Walter terminates his employment following demotion, loss of title, office, significant authority, a reduction in compensation, or relocation of his principal place of employment, Mr. Walter will be entitled to receive a payment in an amount equal to three times his respective average annual compensation for the five previous years of his employment with the Bank. Mr. Hughes' agreement provides that at any time following a change in control of the Company or the Bank, if the Company terminates Mr. Hughes' employment for any reason other than "cause" (as defined in the agreement), or if Mr. Hughes terminates his employment following demotion, loss of title, office, significant authority, a reduction in compensation, or relocation of his principal place of employment, Mr. Hughes will be entitled to receive a payment in an amount equal to three times his respective average annual compensation for the three previous years of his employment with the Company and the Bank. If a change in control occurs, based on current annual compensation, the amount payable to Messrs. Walter and Hughes would be approximately $255,000 and $471,000, respectively. Certain insurance coverage maintained by the Bank at the time of any such termination would be continued for a three-year period.

       Payments under the employment agreements in the event of a change in control may constitute excess parachute payments under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

       Incentive Option Plan. The Company maintains an Incentive Option Plan which provides discretionary awards to officers and employees of the Bank as determined by the Personnel Committee. No options were exercised by the Named Executive Officers during 2002. In addition, no outstanding stock options were held by the Named Executive Officers as of December 31, 2002.

       Retirement Plan. The Bank maintains the Retirement Plan of Pamrapo Savings Bank, S.L.A. (the "Retirement Plan"), which is a defined benefit pension plan, for the benefit of salaried employees employed by the Bank. Under the Retirement Plan's funding method, the actuarial present value of projected benefits of each individual is allocated on a level basis over the expected future earnings period through the assumed retirement date. The table below presents annual benefits under the Retirement Plan assuming retirement during 2002 at various levels of compensation and years of credited service.

                                      Estimated Annual Retirement Benefit Payable at Age 65
                                Ten Year Certain and Life Annuity to an Employee Retiring in 2002
                     -----------------------------------------------------------------------------------------
                                                  Years of Credited Service (1)
                     -----------------------------------------------------------------------------------------
                     -----------------------------------------------------------------------------------------
   Final Average
   Earnings (2)           10            15             20             25             30          35 or More
   -----------------------------------------------------------------------------------------------------------
   $ 25,000               2,750         4,125         5,500         6,875           8,250             9,625
   $ 50,000               6,012         9,017        12,023        15,029          18,035            21,040
   $100,000              13,512        20,267        27,023        33,779          40,535            47,290
   $150,000              21,012        31,517        42,023        52,529          63,035            73,540
   $160,000              22,512        33,767        45,023        56,279          67,535            78,790
   $170,000(3)           24,012        36,017        48,023        60,029          72,035            84,040

   (1) As of December 31, 2002, William J. Campbell, Kenneth D. Walter and Robert A. Hughes had 39, 16 and 12 years of credited service, respectively.
   (2) The covered compensation under the Retirement Plan includes the salary and bonus for the Named Executive Officer, as disclosed in the "Summary Compensation Table."
   (3) $200,000 is the maximum compensation for computation of benefits under the Tax Reform Act of 1986, for the 2002 Plan year. The maximum benefit payable under the qualified plan for 2002 is $160,000.

       Supplemental Executive Retirement Plan. The Board of Directors of the Bank adopted a Supplemental Executive Retirement Plan ("SERP") in 1989 for the benefit of key employees of the Bank. This plan is intended to constitute a non-qualified, deferred retirement plan. Persons eligible to participate will be designated by the Board of Directors from time to time and upon terms and conditions as the Board of Directors shall agree upon. A participant who retires at age 65 (the "Normal Retirement Age") will be entitled to an annual retirement benefit equal to seventy-five percent (75%) of his compensation, at the effective date of retirement, reduced by his Retirement Plan annual benefit plus an amount equal to any reduction in Company contributions on behalf of the participant resulting from limitations mandated by the Code. Participants retiring before the Normal Retirement Age will receive the same benefits reduced by a percentage based on years of service to the Bank and the number of years prior to the Normal Retirement Age that the participant retires. In 1997, the SERP was amended so that should Messrs. Campbell or Hughes receive benefits under the SERP, such benefits will be payable to the recipient for a period of fifteen (15) years certain.

Equity Compensation Plan Information

     The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all existing equity compensation plans as of March 10, 2003.

                      Equity Compensation Plan Information

                                                                                           (c)
                                                                                  Number of Securities
                                                                                       Remaining
                                                               (b)                Available for Future
                                    (a)                  Weighted Average               Issuance
                            Number of Securities        Exercise Price of             Under Equity
                             to be Issued Upon             Outstanding                Compensation
                                Exercise of                 Options,                Plans (Excluding
                            Outstanding Options,            Warrants                   Securities
     Plan Category          Warrants and Rights            and Rights           Reflected in Column (a))
-----------------------   ------------------------    ---------------------   ----------------------------
Equity Compensation Plans
Approved by Stockholders             0                          0                           0             (1)

Equity Compensation Plans
Not Approved by
Stockholders                         0                          0                           0

                          ------------------------                            ----------------------------

Total                                0                          0                           0

____________
  (1) Although the Incentive Option Plan is still in effect, there are no options outstanding under the plan and additional shareholder approval is required in order to issue additional shares under the Plan.

Indebtedness of Management and Transactions With Certain Related Persons

       In the ordinary course of business, the Bank has made loans, and may continue to make loans in the future, to its officers, directors and employees. Loans to executive officers and directors are made in the ordinary course of business, on substantially the same terms including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

             PROPOSAL II. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

     On February 10, 2003, the Board of Directors voted unanimously to submit for stockholder approval a proposed amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 7,000,000 to 25,000,000 shares. The Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and recommends that the stockholders approve the amendment.

     As of February 10, 2003, there were approximately:

         -    5,145,986 shares of common stock issued and outstanding.

         -    1,754,014 shares of treasury stock.

         - no shares reserved under the various options plans (there were no options outstanding) or the Company's Employee Stock Ownership Plan.

     Accordingly, giving effect to such issuances and reserves, approximately 854,014 shares of common stock of the 7,000,000 currently authorized would remain available for issuance. If this proposal is approved, there will be approximately 19,854,014 shares of common stock of the 25,000,000 authorized that will available for issuance. The Company has no present agreement, commitment, plan or intent to issue any of the additional shares of common stock provided for in this Proposal other than as discussed herein. If this Proposal is approved, the additional authorized common stock, as well as the currently authorized but unissued common stock, would be immediately available in the future for such corporate purposes as the Board deems advisable from time to time without further action by the stockholders, unless such action is required by applicable law or any stock exchange or securities market upon which the Company's shares may be listed.

     The additional authorized common stock resulting from the approval of this Proposal will have the same terms and rights as the existing common stock. Holders of the common stock of the Company do not presently have preemptive rights nor will they as a result of the approval of this Proposal.

     The Board anticipates that the authorized common stock in excess of those shares issued and reserved for issuance (including, if authorized, the additional common stock provided for in this Proposal) will be utilized for general corporate purposes, including grants of stock options. These shares may also be publicly sold or privately placed as part of financing transactions and may be used by the Company in connection with acquisitions, commercial agreements and stock splits. Such an increase in shares also could be used to make a change in control of the Company more difficult. Although the Company has no current plan or intention to issue such shares as a takeover defense, the additional authorized shares could be used to discourage persons from attempting to gain control of the Company or to make the removal of management more difficult. Management is not currently aware of any specific effort to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise. Management may itself from time to time consider a number of strategic alternatives designed to increase shareholder value, including joint ventures, acquisitions and other forms of alliances as well as the sale of all or part of the Company, and may determine to issue shares in connection with such a transaction.

     It should be noted that, subject to the limitations discussed above, the Board can currently take all of the types of Board action described in the preceding paragraphs. The power of the Board to take such actions would not be enhanced by the passage of this Proposal, although this Proposal would increase the number of shares of common stock that are subject to such action. If the stockholders approve the amendment, it will become effective upon the Company's executing, acknowledging and filing a Certificate of Amendment with the Secretary of State of New Jersey.

     If this Proposal is approved and the amendment to the Certificate of Incorporation becomes effective, the first paragraph of Article FOURTH of the Certificate of Incorporation, which sets forth the Company's presently authorized capital stock, will be amended to read as follows:

     "FOURTH:

     A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is twenty-eight million (28,000,000) consisting of:

     (a) three million (3,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

     (b) twenty-five million (25,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock")."

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR the amendment to the certificate of incorporation to increase the authorized shares of common stock.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE
     COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF
        AUTHORIZED SHARES OF COMMON STOCK FROM 7,000,000 TO 25,000,000.

               PROPOSAL III. RATIFICATION OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 2002 were Radics & Co., LLC. The Company's Board of Directors has re-appointed Radics & Co., LLC to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 2003, subject to ratification of such appointment by the stockholders. Fees for the last fiscal year were: annual audit - $84,240, audit related services - $42,250, and all other non-audit services - $18,900. Representatives of Radics & Co., LLC are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Radics & Co., LLC as the independent auditors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF
         RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Stockholder Proposals For Annual Meeting Held in 2004

     To be included in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2004, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the attached Notice of Annual Meeting of Stockholders, not later than December __, 2003. Any such proposal will be subject to Rule 14a-8 of the rules and regulations of the SEC.

     The bylaws of the Company provide an advance notice procedure for certain business to be brought before the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting, the stockholder must give written notice to the Secretary of the Company not less than thirty (30) days before the time originally fixed for such meeting; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address and the class and number of shares owned by the stockholder and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided.

     Although the bylaw provisions do not give the Board of Directors any power to approve or disapprove of stockholder nominations for the election of directors or any other business desired by a stockholder to be conducted at the Annual Meeting, the bylaw provisions may have the effect of precluding a nomination for the election of directors or precluding the conduct of business at a particular meeting if the proper procedures are not followed, and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its stockholders.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual Meeting and wish to vote your shares in person, your proxy may be revoked upon request.

     A COPY OF THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PAMRAPO BANCORP, INC., 611 AVENUE C, BAYONNE, NEW JERSEY 07002.

                                     By Order of the Board of Directors





                                     Margaret Russo
                                     Secretary

Bayonne, New Jersey
March ___, 2003

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU HAD PLANNED TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                         ANNEX A

            CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

                            OF PAMRAPO BANCORP, INC.

     PAMRAPO BANCORP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of New Jersey, DOES HEREBY
CERTIFY:

     FIRST: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

     RESOLVED, that the Certificate of Incorporation be amended by changing the article thereof numbered "FOURTH" so that, as amended, said article shall be and read as follows:

     "FOURTH:

     A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is twenty-eight million (28,000,000) consisting of:

          (a) three million (3,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

          (b) twenty-five million (25,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

     B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of New Jersey (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation."

     SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 14A:9-1(1) of the General Corporation Law of the State of New Jersey.

     IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its Chief Executive Officer this [__], 2003.

                                                         William J. Campbell
                                                         President and Chief
                                                         Executive Officer

                              PAMRAPO BANCORP, INC.

              Proxy For Annual Meeting To Be Held on April 30, 2003
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of PAMRAPO BANCORP, INC., a New Jersey corporation (the "Company"), hereby constitute(s) and appoint(s) _____________ and ____________________, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Company to be held at Hi Hat Caterers, 180 West 54th Street, Bayonne, New Jersey, on April 30, 2003 at 11 a.m. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present at such meeting in the manner specified and on any other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AS DIRECTORS UNDER PROPOSAL I AND FOR PROPOSALS II AND FOR PROPOSAL III, AND AT THE PROXIES' DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

           (continued and to be signed and dated on the reverse side.)

                                        Please mark votes as in this example [X]

1. ELECTION OF DIRECTORS
          FOR ALL NOMINEES             WITHHOLD AUTHORITY                         Nominees:
  listed (except as marked      to vote for all nominees listed               _________________
      to the contrary)                                                        _________________
                                                                              _________________

           [_]                               [_]                Exceptions: __________________________

(Instructions: To withhold authority to vote for any INDIVIDUAL NOMINEE(S) write the nominee's name on the line provided)

2. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE FROM 7,000,000 TO 25,000,000 SHARES.

        FOR [_]                        AGAINST [_]                ABSTAIN [_]

 3. RATIFICATION OF RADICS & CO., LLC AS COMPANY AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

        FOR [_]                       AGAINST [_]                 ABSTAIN [_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated _________, 2003.

                                    Please Mark, Sign, Date and Return the Proxy
                                    Card Promptly Using the Enclosed Envelope.

                                    Dated ________________________________, 2003

                                    ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Signature if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.